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                                                                  EXHIBIT (5)(c)

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                                                                           Single Premium Immediate Variable Annuity

                                                                                                     SERVICE REQUEST

                                                                             Complete and return to: SPIA Operations
The United States Life Insurance Company in the City of New York (USL)   P.O. Box 3018, Houston, TX 77253-3018, 2-D1
A member company of American International Group, Inc.                           (888) 438-6933 . (713) 620-3139 Fax
New York, NY
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Instructions: Please type or print in black ink. Refer to the prospectus and your contract for additional information.

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1.   Contract Identification           Indicate change or request desired below.

     Contract #: ___________________________  Annuitant: _______________________

     Contract OWNER(S): ________________________________________________________

     Address: __________________________________________________________________

              __________________________________________________________________

     SSN or Tax I.D. No.: _____/_____/______  Phone Number: (____)______________

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2.   Automatic Rebalancing        Use whole percentages. Total must equal 100%.
                                  No single fund percent can be less than 5%.
                                  Variable Annuity Contracts only.

     [ ] Add              [ ] Change to percentages indicated below      [ ] Stop Automatic Rebalancing

     [ ] Quarterly        [ ] Semiannually       [ ] Annually (based on contract anniversary)

     AIM VARIABLE INSURANCE FUNDS
     AIM VI International Growth                                      ________%
     AIM VI Premier Equity                                            ________%
     THE ALGER AMERICAN FUND
     Alger American Leveraged AllCap                                  ________%
     Alger American MidCap Growth                                     ________%
     AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
     American Century VP II Inflation Protection                      ________%
     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     American Century VP Value                                        ________%
     CREDIT SUISSE TRUST
     Credit Suisse Trust Small Cap Growth                             ________%
     DREYFUS INVESTMENT PORTFOLIOS
     Dreyfus IP MidCap Stock                                          ________%
     DREYFUS VARIABLE INVESTMENT FUND
     Dreyfus VIF Developing Leaders                                   ________%
     Dreyfus VIF Quality Bond                                         ________%
     FIDELITY VARIABLE INSURANCE PRODUCTS
     Fidelity VIP Asset Manager(SM)                                   ________%
     Fidelity VIP Contrafund(R)                                       ________%
     Fidelity VIP Equity-Income                                       ________%
     Fidelity VIP Growth                                              ________%
     Fidelity VIP Mid Cap                                             ________%
     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Franklin Templeton VIP Franklin Small Cap Value Securities       ________%
     Franklin Templeton VIP Franklin U.S. Government                  ________%
     Franklin Templeton VIP Mutual Shares Securities                  ________%
     Franklin Templeton VIP Templeton Foreign Securities              ________%
     JANUS ASPEN SERIES
     Janus Aspen International Growth                                 ________%
     Janus Aspen Mid Cap Growth                                       ________%
     Janus Aspen Worldwide Growth                                     ________%
     J.P. MORGAN SERIES TRUST II
     JPMorgan ST II Mid Cap Value                                     ________%
     JPMorgan ST II Small Company                                     ________%
     MFS(R)VARIABLE INSURANCE TRUST
     MFS(R)VIT Capital Opportunities                                  ________%
     MFS(R)VIT Emerging Growth                                        ________%
     MFS(R)VIT New Discovery                                          ________%
     MFS(R)VIT Research                                               ________%
     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
     Neuberger Berman AMT Mid-Cap Growth                              ________%
     OPPENHEIMER VARIABLE ACCOUNT FUNDS
     Oppenheimer Balanced Fund/VA                                     ________%
     Oppenheimer Global Securities Fund/VA                            ________%
     PIMCO VARIABLE INSURANCE TRUST
     PIMCO VIT Real Return                                            ________%
     PIMCO VIT Short-Term                                             ________%
     PIMCO VIT Total Return                                           ________%
     PUTNAM VARIABLE TRUST
     Putnam VT Diversified Income                                     ________%
     Putnam VT Growth and Income                                      ________%
     Putnam VT International Growth and Income                        ________%
     SUNAMERICA SERIES TRUST
     SunAmerica ST Aggressive Growth                                  ________%
     SunAmerica ST Balanced                                           ________%
     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
     UIF Equity Growth                                                ________%
     UIF High Yield                                                   ________%
     VALIC COMPANY I
     VALIC Company I International Equities                           ________%
     VALIC Company I Mid Cap Index                                    ________%
     VALIC Company I Money Market I                                   ________%
     VALIC Company I Nasdaq-100(R)Index                               ________%
     VALIC Company I Science & Technology                             ________%
     VALIC Company I Small Cap Index                                  ________%
     VALIC Company I Stock Index                                      ________%
     VAN KAMPEN LIFE INVESTMENT TRUST
     Van Kampen LIT Growth and Income                                 ________%
     VANGUARD VARIABLE INSURANCE FUND
     Vanguard VIF High Yield Bond                                     ________%
     Vanguard VIF REIT Index                                          ________%

     NOTE: Automatic Rebalancing will occur only between divisions indicated.

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AGLC101316                         PAGE 1 OF 2

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3.   Semi-Annual Benefit Leveling

     Variable Income Payments will be adjusted to reflect the performance of the variable divisions once every 6 months, instead of with every payment. Semi-Annual Benefit Leveling will automatically renew every 6 months. To discontinue Benefit Leveling, the owner must notify USL. Selecting Benefit Leveling will affect withdrawal provisions available under the contract. Refer to the prospectus for more information on Semi-Annual Benefit Leveling.

     [ ] Elect Semi-Annual Benefit Leveling    [ ] Stop Benefit Leveling

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4.   Transfer of Values                Use whole percentages. Total must equal
                                       100%. No single fund percent can be less than 5%.Variable Annuity Contracts only.

                                                                From      To
                                                                ----      --
     AIM VARIABLE INSURANCE FUNDS
     AIM VI International Growth                               ______%  ______%
     AIM VI Premier Equity                                     ______%  ______%
     THE ALGER AMERICAN FUND
     Alger American Leveraged AllCap                           ______%  ______%
     Alger American MidCap Growth                              ______%  ______%
     AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
     American Century VP II Inflation Protection               ______%  ______%
     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     American Century VP Value                                 ______%  ______%
     CREDIT SUISSE TRUST
     Credit Suisse Trust Small Cap Growth                      ______%  ______%
     DREYFUS INVESTMENT PORTFOLIOS
     Dreyfus IP MidCap Stock                                   ______%  ______%
     DREYFUS VARIABLE INVESTMENT FUND
     Dreyfus VIF Developing Leaders                            ______%  ______%
     Dreyfus VIF Quality Bond                                  ______%  ______%
     FIDELITY VARIABLE INSURANCE PRODUCTS
     Fidelity VIP Asset Manager(SM)                            ______%  ______%
     Fidelity VIP Contrafund(R)                                ______%  ______%
     Fidelity VIP Equity-Income                                ______%  ______%
     Fidelity VIP Growth                                       ______%  ______%
     Fidelity VIP Mid Cap                                      ______%  ______%
     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Franklin Templeton VIP Franklin Small Cap Value
     Securities                                                ______%  ______%
     Franklin Templeton VIP Franklin U.S. Government           ______%  ______%
     Franklin Templeton VIP Mutual Shares Securities           ______%  ______%
     Franklin Templeton VIP Templeton Foreign
     Securities                                                ______%  ______%
     JANUS ASPEN SERIES
     Janus Aspen International Growth                          ______%  ______%
     Janus Aspen Mid Cap Growth                                ______%  ______%
     Janus Aspen Worldwide Growth                              ______%  ______%
     J.P. MORGAN SERIES TRUST II
     JPMorgan ST II Mid Cap Value                              ______%  ______%
     JPMorgan ST II Small Company                              ______%  ______%
     MFS(R)VARIABLE INSURANCE TRUST
     MFS(R)VIT Capital Opportunities                           ______%  ______%
     MFS(R)VIT Emerging Growth                                 ______%  ______%
     MFS(R)VIT New Discovery                                   ______%  ______%
     MFS(R)VIT Research                                        ______%  ______%
     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
     Neuberger Berman AMT Mid-Cap Growth                       ______%  ______%
     OPPENHEIMER VARIABLE ACCOUNT FUNDS
     Oppenheimer Balanced Fund/VA                              ______%  ______%
     Oppenheimer Global Securities Fund/VA                     ______%  ______%
     PIMCO VARIABLE INSURANCE TRUST
     PIMCO VIT Real Return                                     ______%  ______%
     PIMCO VIT Short-Term                                      ______%  ______%
     PIMCO VIT Total Return                                    ______%  ______%
     PUTNAM VARIABLE TRUST
     Putnam VT Diversified Income                              ______%  ______%
     Putnam VT Growth and Income                               ______%  ______%
     Putnam VT International Growth and Income                 ______%  ______%
     SUNAMERICA SERIES TRUST
     SunAmerica ST Aggressive Growth                           ______%  ______%
     SunAmerica ST Balanced                                    ______%  ______%
     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
     UIF Equity Growth                                         ______%  ______%
     UIF High Yield                                            ______%  ______%
     VALIC COMPANY I
     VALIC Company I International Equities                    ______%  ______%
     VALIC Company I Mid Cap Index                             ______%  ______%
     VALIC Company I Money Market I                            ______%  ______%
     VALIC Company I Nasdaq-100(R)Index                        ______%  ______%
     VALIC Company I Science & Technology                      ______%  ______%
     VALIC Company I Small Cap Index                           ______%  ______%
     VALIC Company I Stock Index                               ______%  ______%
     VAN KAMPEN LIFE INVESTMENT TRUST
     Van Kampen LIT Growth and Income                          ______%  ______%
     VANGUARD VARIABLE INSURANCE FUND
     Vanguard VIF High Yield Bond                              ______%  ______%
     Vanguard VIF REIT Index                                   ______%  ______%

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5.   Affirmation/Signature

     CERTIFICATION: Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

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             DATE                            SIGNATURE OF CONTRACT OWNER(S)

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AGLC101316                         PAGE 2 OF 2